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(HARTFORD INVESTMENT MANAGEMENT LOGO)                             Code of Ethics
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                 HARTFORD INVESTMENT MANAGEMENT COMPANY "HIMCO"

                                 CODE OF ETHICS

                                  JANUARY 2008

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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
Effective Date             January 1, 2008

Functional Applicability   All HIMCO employees (including Supervised Persons,
                           Access Persons, and Investment Personnel - see
                           Section III below for defined terms) as well as
                           certain non-HIMCO employees who from time to time are
                           subject to this Code of Ethics (see Section I.C. and
                           the definition of "Access Person" below).

Approver                   HIMCO CCO

Policy Owner               HIMCO Compliance

Last Update

Next Review Date           September 1, 2008

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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(HARTFORD INVESTMENT MANAGEMENT LOGO)                             Code of Ethics
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Table of Contents

Table of Contents..........................................................    3
I.      Overview...........................................................    5
   A.   Investment Adviser Code of Ethics..................................    5
   B.   Determination of Employee Category Status under this Code of
        Ethics.............................................................    6
   C.   Consultants, Temporary and Contract Workers........................    6
II.     Standards of Business Conduct......................................    7
III.    Definitions........................................................    8
IV.     Restrictions.......................................................   12
   A.   General Restrictions Applicable to all Supervised Persons..........   12
   B.   Specific Investment Restrictions Applicable to Securities
        Transactions by Access Persons.....................................   14
      (i)       Securities issued by The Hartford ("HIG Securities").......   14
      (ii)      Transactions in Hartford Sponsored Mutual Funds............   15
      (iii)     Transactions in Hartford Closed-End Funds..................   18
      (iv)      Transactions in Non-Hartford Sponsored Regulated Funds.....   18
      (v)       Non-Hartford 401k Plans, 403b Plans, 529 Plans in which
                Access Persons have a Beneficial Interest, Non-Hartford
                Employee Stock Purchase Plans ("Non-Hartford ESPPs").......   20
                Dividend Reinvestment Plans ("DRIPs")......................   20
      (vi)      ...........................................................   20
      (vii)     Stock Certificates.........................................   21
      (viii)    Initial Public Offerings (IPOs) of Equity Securities.......   21
      (ix)      Private Placements.........................................   21
      (x)       Exchange Traded Fund (ETFs)................................   21
      (xi)      Short Sales................................................   22
      (xii)     Restricted List............................................   22
      (xiii)    Cross Trades...............................................   22
      (xiv)     Options, Futures, and Foreign Exchange.....................   22
      (xv)      Blackout Period Restrictions...............................   23
      (xvi)     Sixty (60) Day Holding Period Requirement..................   24
      (xvii)    Sixty (60) Day Holding Period Exemptions...................   25
      (xviii)   Excessive Personal Trading:................................   25
V.      Personal Trading Procedures........................................   26
   A.   SunGard Personal Trading Application ("SunGard PTA")...............   26
   B.   Designated Broker-Dealers..........................................   26
   C.   Duplicate Confirmations and Account Statements.....................   27
   D.   Account Identification and Terminated Accounts.....................   27
VI.     Pre-Clearance......................................................   28
   A.   Pre-Clearance Requirements.........................................   28
   B.   Pre-Clearance Procedures...........................................   28
VII.    Reporting and Certification Requirements...........................   30

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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
   A.   Initial Personal Securities Accounts and Holdings Report...........   30
   B.   Quarterly Transactions Report......................................   31
   C.   Annual Report of Accounts and Holdings.............................   33
   D.   Account Identification and Termination.............................   34
VIII.    Initial and Annual Certifications and Acknowledgments.............   35
IX.      Outside Business Activities, Gift And Entertainment, Political
         Contributions.....................................................   36
   A.   Outside Business Activities........................................   36
   B.   Gifts and Entertainment............................................   37
   C.   Rules for Dealing with Governmental Officials and Political
        Contributions......................................................   37
X.       Requests for Personal Trading Exemptions..........................   38
   A.   General Requests...................................................   38
XI.      Initial and Annual Compliance Training............................   38
XII.     Interpretation of this Code.......................................   38
   A.   Confidentiality....................................................   39
XIII.    The Investment Law Group will Monitor the Personal Trading
         Activities of the Compliance Department Personnel.................   39
XIV.     Violations of this Code of Ethics and Sanctions...................   39
XV.      Recordkeeping.....................................................   40
XVI.     Related Policies and Procedures...................................   41
XVII.    Regulatory Authority..............................................   41
XVIII.   Summary of Personal Investment Regulatory Authority Transactions
         Rules.............................................................   41

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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(HARTFORD INVESTMENT MANAGEMENT LOGO)                             Code of Ethics
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                     HARTFORD INVESTMENT MANAGEMENT COMPANY

                                 CODE OF ETHICS

I.   OVERVIEW

A.   INVESTMENT ADVISER CODE OF ETHICS

Hartford Investment Management Company ("HIMCO") is a fiduciary and as such is obligated to act in the best interests of its clients. The fiduciary relationship mandates a duty of care and loyalty, and adherence to the highest standards of conduct and integrity. Accordingly, all Employees (see Section III below for definition) must conduct themselves with integrity and must carry out their duties for the benefit of its clients.

HIMCO has adopted the following Code of Ethics (this "Code of Ethics" or this "Code") under Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the Investment Company Act of 1940.

Rules 204A-1 and 17j-1 require registered investment advisers to adopt and enforce a code of ethics. The rules are designed to prevent fraud and deceptive or manipulative conduct by reinforcing the fiduciary principles that govern the conduct of advisory firms and their Supervised Persons (see Section III below for definition).

An adviser's code of ethics is required to incorporate certain minimum provisions, including:

     - Standards of Business Conduct: The code must establish standards of conduct that are expected of the adviser's Supervised Persons and that reflect the adviser's fiduciary duties. Supervised Persons must acknowledge, in writing, receipt of the code and any amendments to the code.

     - Compliance with Federal Securities Laws: The code must require the adviser's Supervised Persons to comply with applicable federal securities laws.

     - Personal Securities Reporting: The code must require certain Supervised Persons, called Access Persons (see Section III below for definition), to report their personal securities holdings and transactions. For HIMCO, this includes reporting personal securities holdings and transactions in HIG Securities, and Hartford Sponsored Mutual Funds (see Section III below for definitions).

     - Pre-Approval of Certain Transactions: The code must require Access Persons to pre-clear certain personal investments.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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     -    Reporting of Code Violations: The code must require Supervised Persons to report, promptly, any violations of the code, including personal violations and violations they believe others have committed, to the firm's Chief Compliance Officer or to other designated persons.

This Code sets forth the specialized rules for business conduct and guidelines for the personal investing activities generally required of HIMCO's Employees.

A current copy of this Code is always available upon request from HIMCO's Compliance Department ("Compliance" or the "Compliance Department") and can be downloaded from the HIMCO intranet.

ALL EMPLOYEES (SEE SECTION III BELOW FOR DEFINITION - WHICH INCLUDES ALL HIMCO EMPLOYEES AS WELL AS CERTAIN NON-HIMCO EMPLOYEES WHO FROM TIME TO TIME ARE SUBJECT TO THIS CODE OF ETHICS) ARE SUBJECT TO THIS CODE OF ETHICS. COMPLIANCE WITH THIS CODE IS EXPECTED AND VIOLATIONS OF ITS PROVISIONS ARE TAKEN SERIOUSLY. EMPLOYEES MUST RECOGNIZE THAT COMPLIANCE WITH THIS CODE IS A CONDITION OF EMPLOYMENT WITH HIMCO AND THAT A SERIOUS VIOLATION OF THIS CODE OR RELATED POLICIES MAY RESULT IN DISMISSAL.

This Code supplements the Code of Ethics and Business Conduct adopted by The Hartford Financial Services Group, Inc. ("The Hartford"). Each Employee must observe those policies, as well as abide by the additional principles and rules set forth in this Code.

B.   DETERMINATION OF EMPLOYEE CATEGORY STATUS

Upon initial hire and from time to time (at least annually) thereafter, the Chief Compliance Officer (or his/her designee) shall determine the Code of Ethics category status (e.g. Supervised Person, Access Person, Investment Personnel (see Section III below for definition)) of each Employee. Compliance will notify the Employee of his/her defined status.

These designations depend on the Employee's job function and access to information. Specific rules apply to each designation. For example, the broadest title is Supervised Person (all Employees are Supervised Persons, including consultants, temporary workers, and contract workers). The next level is Access Person (HIMCO has determined that all Employees, other than those consultants, temporary and contract workers who do not have (and are not deemed to have) access to information regarding investment decisions, transactions, and holdings pertaining to Advisory Accounts, will at a minimum also be designated as Access Persons). The last and most narrow category is Investment Personnel (HIMCO has determined that all portfolio managers, traders and analysts, and other Access Persons who work directly with portfolio managers in an assistant capacity and whose function relates to the making of any recommendations or executing such transactions, will be designated as Investment Personnel).

C.   CONSULTANTS, TEMPORARY AND CONTRACT WORKERS

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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Consultants, temporary, and contract workers may from time to time have access to HIMCO's trading and/or client information. Any supervisor (e.g., any Employee with hiring authority) seeking to hire a consultant, temporary or contract worker must, at least ten (10) business days prior to the start date of such consultant, temporary or contract worker's employment, notify Compliance (via e-mail using the @HIMCO Code of Ethics address or using the @HIMCO User Configuration Group set up process) and describe in writing the tasks and systems these individuals will be involved with, their proposed length of stay, and whether or not the individuals are located on HIMCO premises.

Based upon such description, the Chief Compliance Officer (or his/her designee) will determine the extent to which this Code applies to such consultant, temporary or contract worker. Any consultants, temporary and contract workers who have (or are deemed to have) access to information regarding investment decisions, transactions, and holdings pertaining to Advisory Accounts will be categorized as Access Persons and will be subject to all of the requirements of this Code which are applicable to Employees and Access Persons. Consultants, temporary and contract workers who do not have (and are not deemed to have) access to such information will be categorized solely as Supervised Persons, and will be only be subject to the requirements of this Code which are applicable to Employees and Supervised Persons.

II.  STANDARDS OF BUSINESS CONDUCT

HIMCO is a fiduciary and as such is obligated to act in the best interests of its clients, including but not limited to, registered and non-registered investment companies, institutional clients (including affiliated accounts), employee benefit trusts, funds organized outside the U.S., individuals, and other types of investment advisory accounts.

The fiduciary relationship mandates a duty of care and loyalty, and adherence to the highest standards of conduct and integrity. Accordingly, all Employees must conduct themselves with integrity and must carry out their duties for the benefit of Advisory Accounts (see Section III below for definition) at all times. Consistent with this fiduciary duty, the interests of HIMCO's clients take priority over the investments of HIMCO and its Employees.

All Employees must conduct themselves in a manner consistent with the requirements and procedures set forth in this Code.

     - At all times the interests of HIMCO's clients must come first. HIMCO must minimize or manage any conflict, or appearance of conflict, between the self-interest of any Employee, HIMCO, The Hartford, its shareholders and/or any of HIMCO's clients.(1)

----------
(1) The rules herein cannot anticipate all situations which may involve a possible conflict of interest. If an Employee becomes aware of a personal interest that is, or might be, in conflict with the interest of a client, that person should disclose the potential conflict to Compliance prior to executing any such transaction.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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(HARTFORD INVESTMENT MANAGEMENT LOGO)                             Code of Ethics
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     -    Employees must never improperly use their position with HIMCO, or The
          Hartford, for personal or private gain to themselves, their family, or any other person.

     - All personal securities transactions should be conducted consistent with applicable law and regulations and the general principles set forth in this Code and in such a manner as to minimize or manage any actual or potential conflict of interest or any abuse of an individual's position of trust and responsibility.

          It is of utmost importance that personal securities transactions be conducted in a manner consistent with both the letter and spirit of this Code to ensure the avoidance of any such conflict of interest.

A principal purpose of this Code is to ensure that, in connection with his or her personal trading or otherwise, no Employee shall commit any of the following acts with respect to an Advisory Account:

     -    To employ any device, scheme or artifice to defraud;

     - To make any untrue statement of a material fact, or omit to state a material fact necessary in order to make the statement not misleading;

     - To engage in any act, practice or course of business that operates or would operate as a fraud or deceit; or

     -    To engage in any manipulative practice.

Further, all Employees are required to comply with all Federal Securities Laws.

If an Employee has any doubt as to the appropriateness of any activity, believes he or she has violated this Code or becomes aware of a violation of this Code by another Employee, he or she should consult the Chief Compliance Officer.

III. DEFINITIONS

Unless otherwise defined herein, all capitalized terms used within this Code shall have the following meanings (and all references to the singular also include the plural, and vice versa):

"Access Person" is a term that HIMCO defines as all Employees (other than those consultants, temporary and contract workers who do not have (and are not deemed to have) access to information regarding investment decisions, transactions, and holdings pertaining to Advisory Accounts), because they have (or are deemed to have) access to information regarding investment decisions, transactions, and holdings pertaining to Advisory Accounts. Any consultants, temporary and contract workers who have (or are deemed to have) access to

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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(HARTFORD INVESTMENT MANAGEMENT LOGO)                             Code of Ethics
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information regarding investment decisions, transactions, and holdings pertaining to Advisory Accounts will be categorized as Access Persons. Consultants, temporary and contract workers who do not have (and are not deemed to have) access to such information will be categorized solely as Supervised Persons.

     Access Persons are further defined as follows:

     (i)  Officers and directors of HIMCO;

     (ii) Persons in a control relationship (as defined in Section 2(a)(9) of the Investment Company Act of 1940) to HIMCO who obtain information concerning investment recommendations made on behalf of any Advisory Account. Compliance will periodically identify persons (other than those persons already included as Access Persons) who are considered to be in such a control relationship to HIMCO, identify them as Access Persons, and provide them with notice of their status as Access Persons;

     (iii) Any other person who has responsibilities related to HIMCO's investment advisory business or has frequent interaction with Access Persons or Investment Personnel as determined by Compliance (including but not limited to certain temporary employees, contract workers and consultants); and

     (iv) All Employees of HIMCO or The Hartford who are directly involved in HIMCO's business activities or located within HIMCO's facilities, regardless if they ultimately directly or indirectly report to the President of HIMCO.

"Advisory Account" means any account for which HIMCO is the investment adviser, sub-adviser, or collateral manager and may include (but is not limited to) registered and non-registered investment companies, institutional clients (including affiliated accounts), employee benefit trusts, funds organized outside the U.S., individuals, and other types of investment advisory accounts.

"Beneficial Interest" An Access Person is considered to have a Beneficial Interest in any transaction where the Access Person has the opportunity to directly or indirectly profit or share in the profit derived from the Securities transacted in an Employee Related Account.

"Code" or "Code of Ethics" is defined in Section 1.A. above.

"Compliance" or "Compliance Department" is defined in Section I.A. above.

"Designated Broker-Dealers" are those broker-dealers that are from time to time approved by HIMCO and that may electronically send data feeds to HIMCO or SunGard PTA (see Section V.B. below for further information). The data feeds include brokerage account information and trade confirmations for Employee Related Accounts.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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"Dividend Reinvestment Plan" or "DRIP" is defined in Section IV.B.(vi) below.

"Employee" means all HIMCO employees (including Supervised Persons, Access Persons, and Investment Personnel) as well as those non-HIMCO employees who from time to time are subject to this Code of Ethics (see Section I.C. and the definition of "Access Person" above).

"Employee Related Account" of any Employee shall mean:

     (i)  Accounts owned by an Employee in his or her name;

     (ii) Accounts in which the Employee, his/her spouse/domestic partner, or minor children or other relatives living in the Employee's home, have a Beneficial Interest, including accounts such as a 401k, IRA, family trust or family partnership;

     (iii) Accounts (including but not limited to joint brokerage accounts, corporate accounts, trust accounts, power of attorney, custodianships, and executorships, but excluding Advisory Accounts) over which the Employee or his/her spouse/domestic partner, or other relatives living in the Employee's home, exercises investment discretion or direct or indirect influence or control.

     For purposes of this Code there is a presumption that an Access Person can influence or control accounts held by members of his or her family living in the Employee's home.

"ESPP" means The Hartford's Employee Stock Purchase Plan.

"Exchange Traded Funds (ETFs)" for purposes of this Code, all shares of ETFs are treated as shares of common stock and the term "ETFs" includes closed-end ETFs, ETFs organized as open-end management investment companies, and ETF's that are unit investment trusts.

"Federal Securities Laws" means the Securities Act of 1933, Securities Exchange Act of 1934, Sarbanes-Oxley Act of 2002, Investment Company Act of 1940, Investment Advisers Act of 1940, title V of the Gramm-Leach-Bliley Act, rules adopted by the Securities and Exchange Commission ("SEC") under these laws, certain provisions of the Bank Secrecy Act applicable to registered investment companies and investment advisers, and any rules adopted thereunder by the SEC or the Department of the Treasury.

"529 Plans" is defined in Section IV.B.(ii) below.

"Hartford Black-Out Rule" is defined in Section IV.B.(i) below.

"Hartford Sponsored Mutual Fund" means any registered open-end investment company that HIMCO advises or sub-advises or which is sponsored by The Hartford or an affiliate.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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"HIG Securities" is defined in Section IV.B.(i) below.

"HIMCO" is defined in Section I.A. above.

"Index" means an unmanaged pool of securities intended to measure changes in the economy or in financial markets or a market segment.

"Initial Public Offering" or "IPO" means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934 (e.g., the first sale of stock by a private company to the public). For the avoidance of doubt, an Initial Public Offering does not include an issuance of shares in a registered open-end or closed-end investment company.

"Investment Personnel" or "Investment Person" includes all of HIMCO's portfolio managers, traders and research analysts (and other Access Persons who work directly with portfolio managers in an assistant capacity and whose function relates to the making of any recommendations or executing such transactions). All Investment Personnel are also considered "Access Persons" for purposes of this Code. Investment Personnel occupy a comparatively sensitive position, and thus, additional rules outlined herein apply to such individuals.

"Managed Account" means any Employee Related Account that is managed or held by a broker-dealer, bank, futures commission merchant, investment adviser, commodity trading adviser, or trustee over which the related Access Person (or his/her spouse/domestic partner, or any other relative living in such Access Person's home) does not exercise investment discretion, has no notice of transactions prior to execution, or otherwise has no direct or indirect influence or control. Managed Accounts are managed under the exclusive direction of an outside money manager (not necessarily a Designated Broker-Dealer). Transactions inside a Managed Account are exempt from pre-clearance, black-out period, and sixty (60) day holding period requirements, but initial and annual holdings reporting and quarterly transactions reporting must be provided to Compliance. Access Persons with Managed Accounts must also provide Compliance with a copy of the legal document or agreement in place with their discretionary adviser that clearly states full control has been granted to such adviser.

"Non-Hartford ESPP" is defined in Section IV.B.(v) below.

"Non-Hartford Plans" is defined in Section IV.B.(v) below.

"Non-Hartford Sponsored Mutual Fund" means any SEC registered open-end investment company which is neither advised nor sub-advised by HIMCO and which is not sponsored by The Hartford or an affiliate.

"Non-Hartford Sponsored Regulated Fund" means any Regulated Fund which is neither advised nor sub-advised by HIMCO and which is not sponsored by The Hartford or an affiliate.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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"Permitted Currency" means any of the following currencies: (i) Australian
Dollar; (ii) British pound; (iii) Canadian Dollar; (iv) Euro; (v) Japanese yen;
(vi) Swiss franc.

"Private Placement" means an offering of securities which are not registered under the Securities Act of 1933. Private Placements may include offerings of interests in limited partnerships, or the securities of private companies, and certain issuances, such as PIPES, of public companies.

"Regulated Fund" means any investment company registered under the Investment Company Act of 1940, or any investment fund that is subject to similar regulation in another jurisdiction.

"Securities" means equity or debt securities, derivatives of securities (such as options, warrants and depositary receipts), foreign exchange contracts, futures contracts (including financial and commodities futures), physical commodities, securities indices (a portfolio representing a portion of a particular market), ETFs, government and municipal bonds and similar government guaranteed instruments, including options and futures thereon, but DOES NOT INCLUDE: bankers' acceptances, bank certificates of deposit, commercial paper, money market securities, and high quality short-term debt instruments. "High quality short-term debt instrument" means any instrument that has a maturity at issuance of less then 366 days and that is rated in one of the two highest rating categories by a Nationally Recognized Statistical Rating Organization (NRSRO) or which is unrated but is of comparable quality.

"SunGard PTA" means the application that is used to administer compliance with this Code.

"Supervised Persons" means all persons subject to HIMCO's supervision and control, including all employees of HIMCO, directors, officers (or other persons occupying a similar status or performing similar functions), other persons who provide advice on behalf of HIMCO, and temporary personnel, contract workers and consultants.

"The Hartford" is defined in Section I.A. above.

IV.  RESTRICTIONS

For purposes of this Code, the following restrictions, prohibitions and requirements are applicable to all Securities transactions for any Employee Related Accounts.

A.   GENERAL RESTRICTIONS APPLICABLE TO ALL SUPERVISED PERSONS

The following general restrictions are applicable to all Supervised Persons (note that all Employees are categorized as Supervised Persons for purposes of this Code):

(i) The Basic Policy: Supervised Persons have a personal obligation to conduct their investing activities and related Securities transactions lawfully and in a manner that minimizes or manages actual or potential conflicts between their own interests and the interests of HIMCO and its clients.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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     Supervised Persons must carefully consider the nature of their HIMCO responsibilities - and the type of information that they might be deemed to possess in light of any particular Securities transaction - before engaging in that transaction.

(ii) Material Nonpublic Information: Supervised Persons in possession of material nonpublic information about or affecting Securities or their issuer are prohibited from buying or selling such Securities for their Employee Related Accounts or advising any other person (other than certain Advisory Accounts) to buy or sell such Securities. Specific reference is made to HIMCO's Receipt and Use of Confidential and Material Non-Public Inside Information Policy & Procedures, which is accessible on the HIMCO intranet and which applies to client transactions as well as to personal transactions.

(iii) Front Running: Supervised Persons are prohibited from buying or selling Securities or other instruments in their Employee Related Accounts so as to benefit from the Supervised Person's knowledge of HIMCO's or an Advisory Account's trading positions, plans or strategies, or forthcoming research recommendations by HIMCO's internal research staff.

(iv) Conflicts of Interest: Supervised Persons must always act to avoid any actual or potential conflict of interest between their HIMCO duties and responsibilities and their personal investment activities.

(v) Market Manipulation: Supervised Persons are not permitted to buy or sell a Security (including foreign currencies or futures contracts) for their Employee Related Accounts while in possession of information regarding orders being entered or about to be entered for any Advisory Account. Supervised Persons are not permitted to time transactions in Employee Related Accounts to take advantage of possible market action caused by transactions in Advisory Accounts.

(vi) Prohibition on Market Timing and Late Day Trading: Supervised Persons are prohibited from attempting to gain advantageous net asset values for shares of mutual funds by purchasing or redeeming shares at times when they believe subsequent valuations will be made to securities traded on markets which close earlier than the time of net asset value calculation for such funds.

(vii) Confidentiality: Information acquired in connection with a Supervised Person's employment by HIMCO, including information regarding actual or contemplated investment decisions, portfolio composition, research, research recommendations, HIMCO activities, or client interests, is confidential and may not be used in any way that might be contrary to, or in conflict with the interests of HIMCO's clients or HIMCO itself. Access Persons are reminded that certain clients have specifically required that their relationship with HIMCO be treated confidentially.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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     Supervised Persons must not divulge contemplated or completed securities transactions or trading strategies of HIMCO clients to any person, except as required by the performance of such person's duties and only on a need-to-know basis.

     Specific reference is made to HIMCO's Portfolio Holdings Disclosure Policy & Procedures, which is accessible on the HIMCO intranet and which addresses the appropriate and authorized disclosure of an Advisory Account's portfolio holdings.

     Also, specific reference is made to HIMCO's Receipt and Use of Confidential and Material Non-Public Inside Information Policy & Procedures, which is accessible on the HIMCO intranet and which applies to client transactions as well as to personal transactions.

(viii) Regardless of whether a transaction is specifically prohibited in this Code of Ethics, a Supervised Person may not engage in any personal securities transaction that: (1) impairs his or her ability to carry out assigned duties or (2) increases the possibility of an actual or apparent conflict of interest.

B.   SPECIFIC INVESTMENT RESTRICTIONS FOR ACCESS PERSONS

Additional rules that apply to Securities transactions by Access Persons, including the requirement to pre-clear certain Securities transactions for Employee Related Accounts and rules regarding how Employee Related Accounts must be maintained, are described in more detail below. In addition to the specific Security types discussed in this section, see Section XVIII below (Summary of Personal Investment Transaction Rules) for a detailed list of the specific investment restrictions applicable to transactions in particular Securities.

(i)  SECURITIES ISSUED BY THE HARTFORD ("HIG SECURITIES")

     Access Persons are prohibited from trading in HIG Securities if they possess material, non-public information about The Hartford or any of its affiliated entities.

     Except as otherwise provided herein, all transactions in HIG Securities (including but not limited to equities, fixed income, options, futures or other derivatives) are subject to the following requirements, regardless of the size of the transaction: (a) pre-clearance; (b) a sixty (60) day holding period; (c) the blackout period restrictions discussed in Section IV.B.(xv) below; (d) blackout restrictions from time to time established by The Hartford which prohibit the purchase or sale of HIG Securities for designated periods of time (the "Hartford Black-Out Rule"); and (e) initial and annual holdings reporting and quarterly transaction reporting.

     The Hartford Employee Stock Purchase Plan (ESPP)

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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     Notwithstanding the foregoing, participation in The Hartford's Employee
     Stock Purchase Plan (the "ESPP") is subject to: (a) pre-clearance (note that pre-clearance is only required for an Access Person's initial decision to participate in the ESPP and is not required for each automated quarterly purchase of shares under the ESPP or for any changes in an Access Person's level of participation) and (b) the Access Person notifying Compliance, within ten (10) business days of joining the ESPP, of the opening of the associated Employee Related Account. For purposes of pre-clearance, the effectiveness of a pre-clearance authorization will be measured against the date on which application documents are submitted to the plan administrator, and not the date on which the application is ultimately acted upon by the plan's administrator.

     All shares held under the ESPP must be included in an Access Person's initial and annual holdings reporting, but the automated quarterly purchases of shares made under the ESPP are exempt from quarterly transaction reporting.

     All sales of shares purchased under the ESPP are subject to: (a) pre-clearance; (b) a sixty (60) day holding period; (c) the blackout period restrictions discussed in Section IV.B.(xv) below; (d) the Hartford Black-Out Rule; and (e) quarterly transactional reporting, provided that, no more than one (1) time per calendar quarter, shares purchased under the ESPP may be sold without regard to whether the sixty (60) day holding period has been satisfied. For all other sales, the sixty (60) day holding period is measured from the date of the most recent purchase of shares under the ESPP (the assumption is a last in, first out (LIFO) order of transaction).

     It is anticipated that, at some future date, investments made pursuant to the ESPP will be electronically sent to HIMCO or SunGard PTA. When such electronic feeds are in place, Access Persons will not be required to manually input their holdings or transactions for such investments into SunGard PTA, and will only be required to affirm that the holdings and transactions displayed on the Access Person's reporting screen in SunGard PTA is accurate (or to modify the holdings or transactions as appropriate). Until such electronic feeds are in place, however, Access Persons must manually enter their holdings and sales into SunGard PTA. Compliance will alert Access Persons if electronic feeds become available.

     The Hartford has designated certain (and may from time to time designate additional) Access Persons as "insiders". These individuals are designated as "insiders" based on their job function and potential access to material non-public information. As a result they are subject to greater SEC scrutiny. The Hartford has implemented additional trading and reporting requirements applicable to these individuals and The Hartford's Corporate Compliance area administers the additional surveillance of their activities.

(ii) TRANSACTIONS IN HARTFORD SPONSORED MUTUAL FUNDS

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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     Access Persons may acquire Beneficial Interests in Hartford Sponsored
     Mutual Funds through several investment vehicles including but not limited to The Hartford's 401k plan, The Hartford deferred compensation, college savings plans ("529 Plans"), IRAs, variable annuity and life products, and direct investments in Hartford Sponsored Mutual Funds. Many of these vehicles allow for automatic investments through salary deductions.

     Except as otherwise provided herein, the following restrictions and requirements apply to all purchases and sales of Hartford Sponsored Mutual Funds in which an Access Person has a Beneficial Interest:

     Compliance with Prospectus: All transactions in Hartford Sponsored Mutual Funds must be in accordance with the policies and procedures set forth in the Prospectus and Statement of Additional Information for the relevant fund. This includes but is not limited to the fund's policies and procedures relating to short term trading and forward pricing of mutual fund securities.

     Pre-clearance of Transactions in Hartford Sponsored Mutual Funds is
     Required: All purchases and sales of Hartford Sponsored Mutual Funds must be pre-cleared. Pre-clearance authorizations will be effective only for the day on which permission is granted and will generally be granted after there is a certification by the Access Person that he or she is not in possession of non-public information that, if publicly known, would likely have a material effect on the net asset value per share of the relevant fund at the time of the trade (material for this purpose means one cent or more per share).

     For purposes of direct investments in Hartford Sponsored Mutual Funds, the effectiveness of a pre-clearance authorization is measured against the date on which irrevocable action is taken to initiate the transaction (e.g., mailing a completed application or payment check, providing instructions on the www.hartfordinvestor.com website, making a phone call, etc.), and not necessarily the date on which the transaction is consummated.

     Sixty (60) Day Holding Period: All Access Persons must hold their investments in Hartford Sponsored Mutual Funds for a minimum of sixty (60) calendar days. The sixty (60) day holding period is measured from the date of the most recent purchase of shares of the relevant Hartford Sponsored Mutual Fund (the assumption is a last in, first out (LIFO) order of transaction).

     Reporting Requirements:

     Access Persons must provide initial and annual holdings reporting and quarterly transaction reporting for each Employee Related Account and each underlying Hartford Sponsored Mutual Fund. It is anticipated that, at some future date, transactions in Hartford Sponsored Mutual Funds held through such investment vehicles as The Hartford's 401k plan, The Hartford deferred compensation, Hartford 529 Plans, IRAs,

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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     variable annuity products, and direct investments in Hartford Sponsored
     Mutual Funds will be electronically sent to HIMCO or SunGard PTA. When such electronic feeds are in place, Access Persons will not be required to manually input their holdings and transactions for such investments into SunGard PTA, and will only be required to affirm that the holdings and transactions displayed on the Access Person's reporting screen in SunGard PTA are accurate (or to modify the holdings and transactions as appropriate). Until such electronic feeds are in place, however, Access Persons must manually enter their holdings and transactions into SunGard PTA. Compliance will alert Access Persons if electronic feeds become available.

     Exceptions:

     Notwithstanding the foregoing, (a) automatic salary deduction plans, (b) automatic redemption plans, and (c) investments in Hartford Sponsored Mutual Funds which are money market funds or short-term bond funds are, as applicable, afforded the following exemptions from the foregoing restrictions and requirements:

     (a) Automatic Salary Deduction Plans - participation in automatic salary deduction plans is subject to: (a) pre-clearance (note that pre-clearance is only required for the initial decision to participate in the plan and is not required for each automated purchase of shares under the plan, for changes in the level of participation, or for changes in allocations to various funds available under the plan) and (b) notifying Compliance, within ten (10) business days of joining the plan, of the opening of the associated Employee Related Account. For purposes of pre-clearance, the effectiveness of a pre-clearance authorization will be measured against the date on which application documents are submitted to the plan administrator, and not the date on which the application is ultimately acted upon by the plan's administrator.

     All shares held under an automatic salary deduction plan must be included in an Access Person's initial and annual holdings reporting, but the automated purchases of shares made under the plan are exempt from quarterly transaction reporting.

     All directed trades (i.e., all transactions other than the automated purchase of shares under the plan, changes in the level of participation, or changes in allocations to various funds available under the plan) under an automatic salary deduction plan are subject to: (a) pre-clearance; (b) a sixty (60) day holding period; and (c) quarterly transaction reporting. The sixty (60) day holding period is measured from the date of the most recent purchase of shares under the plan (the assumption is a last in, first out
     (LIFO) order of transaction).

     (b) Automatic Redemption Plans - participation in automatic redemption plans (such as automated redemptions of fund shares made from a 529 Plan) is subject to: (a) pre-clearance (note that pre-clearance is only required for the initial decision to participate in the plan and is not required for each automated redemption of shares under the plan or for any changes in the scheduled redemptions made under the plan) and (b) if the Employee

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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     Related Account to which the automatic redemption plan pertains has not previously been disclosed to Compliance, notifying Compliance, within ten
     (10) business days of joining the plan, of the opening of the associated Employee Related Account. For purposes of pre-clearance, the effectiveness of a pre-clearance authorization will be measured against the date on which application documents are submitted to the plan administrator, and not the date on which the application is ultimately acted upon by the plan's administrator.

     Automated redemptions of shares under an automatic redemption plan are exempt from the sixty (60) day holding period requirement. In addition, although shares held as part of an automatic redemption plan must be included in an Access Person's initial and annual holdings reporting of holdings, the automated redemptions of shares made under the plan are exempt from quarterly transaction reporting.

     All directed trades (i.e., all transactions other than the automated redemptions of shares under the plan or changes in the scheduled redemptions made under the plan) under an automatic redemption plan are subject to: (a) pre-clearance; (b) a sixty (60) day holding period; and (c) quarterly transaction reporting. The sixty (60) day holding period is measured from the date of the most recent purchase of shares under the plan (the assumption is a last in, first out (LIFO) order of transaction).

     (c) Investments in Money Market Funds or Short-Term Bond Funds - Hartford Sponsored Mutual Funds which are either money market funds or short-term bond funds are exempt from both the pre-clearance requirement and the sixty
     (60) day holding period requirement. For purposes of this Code, short-term bond funds are defined as bond funds with the words "Short-Term" in their name.

(iii) TRANSACTIONS IN HARTFORD CLOSED-END FUNDS

     Hartford Closed-End Funds Prohibited: Access Persons are not permitted to acquire a Beneficial Interest in closed-end funds managed by HIMCO (e.g., The Hartford Income Shares Fund and Montgomery Street Income Shares Fund) due to potential regulatory filing obligations. The list of closed-end funds managed by HIMCO is located on the HIMCO intranet and on SunGard PTA.

(iv) TRANSACTIONS IN NON-HARTFORD SPONSORED REGULATED FUNDS

     Non-Hartford Sponsored Mutual Funds:

     All transactions in Non-Hartford Sponsored Mutual Funds, irrespective of the investment vehicle utilized, are EXEMPT from: (a) pre-clearance; (b) the sixty (60) day holding period requirement; (c) the blackout period restrictions discussed in Section IV.B.(xv) below, and; (d) quarterly transaction reporting. Unless the investment falls within one of the following two exceptions, Access Persons will be required to provide initial and annual holdings reporting for all Non-Hartford Sponsored Mutual Funds in which they have a Beneficial Interest.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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     These exceptions include:

          (a) "Non-Hartford Sponsored Mutual Fund Only" Employee Related Accounts - All "Non-Hartford Sponsored Mutual Fund Only" Employee Related Accounts (defined as Employee Related Accounts which, pursuant to the terms of the underlying account agreement, are only permitted to purchase and sell Non-Hartford Sponsored Mutual Funds) are exempt from the requirement set out in Section V.B. below that all Employee Related Accounts must be maintained with Designated Broker-Dealers. Many brokerage firms offer such accounts.

     For each such Employee Related Account, Access Persons must provide Compliance with initial and annual disclosure of the account's existence as well as copies of the underlying account agreement documenting that the account can only purchase Non-Hartford Sponsored Mutual Funds (no other types of securities will be permitted, including ETFs). Copies of the underling account agreement are generally available from the brokerage firm through which the account is held. Access Persons will not be required to report the names of the Non-Hartford Sponsored Mutual Funds or the dollar amounts invested. Access Persons must simply report the name of the brokerage firm, the account number, and date established for each such Employee Related Account.

     If an Access Person has an Employee Related Account which is authorized to purchase securities other than Non-Hartford Sponsored Mutual Funds, then the account must be maintained with a Designated Broker-Dealer as contemplated by Section V.B. below.

          (b) Non-Hartford Sponsored Mutual Fund Direct Investments - Non-Hartford Sponsored Mutual Funds purchased directly with the sponsor are also exempt from the requirement set out in Section V.B. below that all Employee Related Accounts must be maintained with Designated Broker-Dealers. For each such investment in which they have a Beneficial Interest, Access Persons must provide Compliance with initial and annual disclosure of the Employee Related Account's existence. Access Persons will not be required to report the names of the Non-Hartford Sponsored Mutual Funds or the dollar amounts invested. Access Persons must simply report the name of the brokerage firm, the account number, and date established for each such Employee Related Account.

     Non-Hartford Sponsored Closed-End Funds

     Access Persons may acquire a Beneficial Interest in investments in "closed-end" funds (e.g., Non-Hartford Sponsored Regulated Funds which are "closed-end" funds), subject to: (a) pre-clearance; (b) a sixty (60) day holding period requirement; (c) the restricted list discussed in Section IV.B.(xii) below; (d) the blackout period restrictions discussed in Section IV.B.(xv) below; (e) initial and annual holdings reporting and quarterly transaction reporting; and (f) the requirement that the investment must be held in an Employee Related Account maintained with a Designated Broker-Dealer.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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(v)  NON-HARTFORD 401K PLANS, 403B PLANS, 529 PLANS IN WHICH ACCESS PERSONS HAVE
     A BENEFICIAL INTEREST, NON-HARTFORD EMPLOYEE STOCK PURCHASE PLANS ("NON-HARTFORD ESPPS")

     Access Persons may acquire a Beneficial Interest in Securities held through systematic investment plans that are established by other employers (i.e., a spouse's 401k Plan, a child's 529 Plan, or a Non-Hartford ESPP, referred to herein as "Non-Hartford Plans"). In these cases, Access Persons must provide Compliance with initial and annual disclosure of the Non-Hartford Plans' existence. Employees must only report the existence of the account, and not the names of the underlying Securities or the dollar amounts invested, and these accounts are exempt from the requirement set out in
     Section V.B. below that all Employee Related Accounts must be maintained with Designated Broker-Dealers.

     However, if the Non-Hartford Plans allow for the purchase of Hartford Sponsored Mutual Funds, then Access Persons will be required to provide Compliance with a copy of the quarterly statement for each such Non-Hartford Plan. Employees with a Beneficial Interest in such plans may also be subject to such additional reporting obligations as the Chief Compliance Officer may from time to time determine are necessary.

(vi) DIVIDEND REINVESTMENT PLANS ("DRIPS")

     Access Persons may acquire a Beneficial Interest in DRIPs (plans offered by a corporation allowing investors to periodically purchase shares, which plans may or may not contemplate the reinvestment of cash dividends), subject to: (a) pre-clearance (note that pre-clearance is only required for the initial decision to participate in the plan and is not required for each automated purchase of shares under the plan or for changes in the level of participation) and (b) notifying Compliance, within ten (10) business days of joining the plan, of the opening of the associated Employee Related Account. For purposes of pre-clearance, the effectiveness of a pre-clearance authorization will be measured against the date on which application documents are submitted to the plan administrator, and not the date on which the application is ultimately acted upon by the plan's administrator.

     All shares held under a DRIP must be included in an Access Person's initial and annual holdings reporting, but automated purchases of shares made under the plan are exempt from quarterly transaction reporting.

     All directed trades (e.g., all transactions other than the automated purchases of shares under the plan or changes in the level of participation) made under a DRIP are subject to: (a) pre-clearance; (b) a sixty (60) day holding period; (c) the restricted list discussed in Section IV.B.(xii) below; (d) the blackout period restrictions discussed in Section IV.B.(xv) below; and (e) quarterly transaction reporting. The sixty (60) day holding period is measured from the date of the most recent purchase of shares under the plan (the assumption is a last in, first out (LIFO) order of transaction).

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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     If a Beneficial Interest in a DRIP was acquired prior to the effective date of this Code (January 1, 2008), the investment shall be exempt from the requirement set out in Section V.B. below that all Employee Related
     Accounts must be maintained with a Designated Broker-Dealer, but Access Persons are required to provide Compliance with copies of trade confirmations and a quarterly transactions report for each such plan.

     However, if a Beneficial Interest in a DRIP is acquired on or after January 1, 2008, the investment must be held in an Employee Related Account maintained with a Designated Broker-Dealer.

(vii) STOCK CERTIFICATES

     Transactions in equity Securities evidenced by stock certificates are subject to: (a) pre-clearance; (b) a sixty (60) day holding period; (c) the restricted list discussed in Section IV.B(xii) below and the blackout period restrictions discussed in Section IV.(xv) below; and (d) initial and annual holdings reporting and quarterly transaction reporting. If a Beneficial Interest in stock certificates was acquired prior to the effective date of this Code (January 1, 2008), the investment shall be exempt from the requirement set out in Section V.B. below that all Employee Related Accounts must be maintained with a Designated Broker-Dealer.

     However, if a Beneficial Interest in stock certificates is acquired on or after January 1, 2008, the investment must be held in an Employee Related Account maintained with a Designated Broker-Dealer.

(viii) INITIAL PUBLIC OFFERINGS (IPOS) OF EQUITY SECURITIES

     Access Persons may not acquire a Beneficial Interest in any equity Security in an Initial Public Offering.

(ix) PRIVATE PLACEMENTS

     Access Persons may acquire Beneficial Interests in Private Placements, subject to: (a) pre-clearance; (b) a sixty (60) day holding period; (c) the restricted list discussed in Section IV.B(xii) below and the blackout period restrictions discussed in Section IV.(xv) below; and (d) initial and annual holdings reporting and quarterly transaction reporting. As noted in
     Section VI.B. below, upon approval of the transaction, pre-clearance authorizations for Private Placements will remain in effect for a reasonable period thereafter, not to exceed 90 days.

(x)  EXCHANGE TRADED FUND (ETFS)

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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     Access Persons may acquire Beneficial Interests in ETFs, subject to: (a)
     pre-clearance; (b) a sixty (60) day holding period; (c) the restricted list discussed in Section IV.B(xii) below and the blackout period restrictions discussed in Section IV.(xv) below; and (d) initial and annual holdings reporting and quarterly transaction reporting.

     Notwithstanding the foregoing, certain ETFs will from time to time be identified by Compliance as exempt from the sixty (60) day holding period requirement and the blackout period restrictions. A list of these ETFs will be maintained on the HIMCO intranet and on SunGard PTA.

(xi) SHORT SALES

     Other than the following, short sales (including buying puts or selling calls), are prohibited for all Employee Related Accounts:

     (a) Access Persons may short (1) certain ETFs from time to time identified by Compliance and (2) certain Indices from time to time identified by Compliance, and futures and options on those Indices. A list of the ETFs and Indices which Access Persons may short will be maintained on the HIMCO intranet and on SunGard PTA.

     (b) Access Persons may short any Permitted Currency.

     All short sales are subject to: (a) pre-clearance; (b) the restricted list discussed in Section IV.B(xii) below; and (c) initial and annual holdings reporting and quarterly transaction reporting.

(xii) RESTRICTED LIST

     Access Persons are prohibited from buying or selling (for any Employee Related Account) any Securities that are included on HIMCO's Restricted List or other applicable departmental restricted lists.

(xiii) CROSS TRADES

     Access Persons are not permitted to execute cross transactions: (a) between an Employee Related Account and an Advisory Account; (b) between the Employee Related Accounts of two different Access Persons; or (c) between Employee Related Accounts of the same Access Person.

(xiv) OPTIONS, FUTURES, AND FOREIGN EXCHANGE

     Access Persons may acquire a Beneficial Interest in:

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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          -    Options or futures on Indices, ETF's or on specific Securities are subject to: (a) pre-clearance; (b) a sixty (60) day holding period requirement; (c) the restricted list discussed in Section IV.B(xii) above and the blackout period restrictions discussed in
               Section IV.(xv) below; and (d) initial and annual holdings reporting and quarterly transaction reporting.

          - Options on Indices or specific Securities with expirations of less than 60 days are not permitted.

                    - Options or futures on certain Indices and ETFs from time to time identified by Compliance will only be subject to: (a) pre-clearance; (b) the restricted list discussed in Section IV.B(xii) above; and (c) initial and annual holdings reporting and quarterly transaction reporting, and will be exempt from the sixty (60) day holding period requirement and the blackout period restrictions discussed in Section IV.(xv) below. A list of these Indices and ETFs will be maintained on the HIMCO intranet and on SunGard PTA.

          - Foreign exchange trading transactions for any Permitted Currency (consisting of transactions done for the purpose of trading in currency or of an investment nature, and not including foreign exchange transactions incidental and necessary for settling transactions in foreign securities or undertaken for consumer or travel purposes), are subject to: (a) pre-clearance and (b) initial and annual holdings reporting and quarterly transaction reporting, but exempt from the sixty (60) day holding period requirement, the restricted list discussed in Section IV.B(xii) above and the blackout period restrictions discussed in Section IV.(xv) below.

          - Foreign exchange trading transactions in all other currencies are subject to (a) pre-clearance; (b) initial and annual holdings reporting and quarterly transaction reporting; (c) the sixty (60) day holding period requirement; (d) the restricted list discussed in Section IV.B(xii) above and (e) the blackout period restrictions discussed in Section IV.(xv) below.

(xv) BLACKOUT PERIOD RESTRICTIONS

     One Day Blackout Period Restrictions - For Access Persons

     Access Persons may not effect the purchase or sale of a Security for an Employee Related Account (equity or fixed income or otherwise) on the same day on which any Advisory Account has a buy or sell order or has executed a trade for the same Security (e.g. the same CUSIP, SEDOL or ISIN) regardless of the direction, i.e. buy or sell.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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(HARTFORD INVESTMENT MANAGEMENT LOGO)                             Code of Ethics
--------------------------------------------------------------------------------

     Advisory Account trade activity will be the basis for a denial of a request for trading pre-clearance for the entire day. Pending Advisory Account orders will be the basis for a denial of a request for trading pre-clearance unless the entire order has been withdrawn.

     Fourteen Day Blackout Restrictions - For Investment Personnel Only

     In addition to the above, Investment Personnel may not effect the purchase or sale of a Security for an Employee Related Account within seven calendar days before or seven calendar days after the same Security is traded (or contemplated to be traded) for an Advisory Account.

     Exceptions from Blackout Period Restrictions

     See Section XVIII below (Summary of Personal Investment Transaction Rules) for a detailed list of personal investment transactions which are exempted from the blackout period restrictions discussed above.

     NOTE: A BREACH OF THESE RULES MAY REQUIRE AN ACCESS PERSON OR INVESTMENT PERSON TO REVERSE A TRADE. ALL LOSSES WILL BE THE OBLIGATION OF THE EMPLOYEE AND PROFITS MAY BE DISGORGED.

(xvi) SIXTY (60) DAY HOLDING PERIOD REQUIREMENT

     Access Persons must always conduct their personal trading activities lawfully, properly and responsibly, and are encouraged to adopt long-term investment strategies that are consistent with their financial resources and objectives.

     HIMCO generally discourages short-term trading strategies, and Access Persons are cautioned that such strategies may inherently carry a higher risk of regulatory scrutiny. Accordingly, the prohibition against short term trading is designed to minimize the possibility that Access Persons will capitalize inappropriately on the market impact of trades involving client transactions to which they may be privy.

     In any event, excessive or inappropriate trading that interferes with job performance or compromises the duty that HIMCO owes to its clients and shareholders will not be tolerated.

     Sixty (60) Calendar Day Holding Period Requirement

     Except where otherwise noted herein, Access Persons are prohibited from transacting in the purchase and subsequent sale, or sale and subsequent purchase, of the same Security (e.g., the same CUSIP, SEDOL or ISIN) within sixty (60) calendar days. Access Persons are also prohibited from achieving the same result by transacting in a related Security, such as an option, put or call.

     Counting the Sixty (60) Day Holding Period

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

     For purposes of counting the sixty (60) day holding period, the assumption is a last in, first out (LIFO) order of transaction in a particular Security. The sixty (60) day holding period is measured from the date of the most recent purchase of shares. Access Persons will be responsible for documenting that Securities have been held for at least sixty (60) days from the date of the most recent purchase pertaining to that Security.

     NOTE: A BREACH OF THESE RULES MAY REQUIRE AN ACCESS PERSON TO REVERSE A TRADE. ALL LOSSES WILL BE THE OBLIGATION OF THE ACCESS PERSON AND PROFITS MAY BE DISGORGED.

(xvii) SIXTY (60) DAY HOLDING PERIOD EXEMPTIONS

     See Section XVIII below (Summary of Personal Investment Transaction Rules) for a detailed list of personal investment transactions which are exempted from the sixty (60) day holding period requirement, including without limitation:

     - HIG Securities purchased under the ESPP may, no more than one (1) time per calendar quarter, be sold without regard to whether the sixty (60) day holding period has been satisfied (see Section IV.B.(i) above).

     - Hartford Sponsored Mutual Funds consisting of money market or short-term bond funds (see Section IV.B.(ii) above).

     -    Non-Hartford Sponsored Mutual Funds (see Section IV.B.(iv) above).

     -    Non-Hartford Plans (see Section IV.B.(v) above).

     - Futures and options on certain Indices and ETFs from time to time identified by Compliance (see Sections IV.B.(x) and (xiv) above).

     -    Foreign Currency Trading Transactions in a Permitted Currency (see
          Section IV.B.(xiv) above).

     - Short-term profits obtained in an Employee Related Account from the exercise of employee stock options and the concurrent sale of the underlying stock are exempt from the sixty (60) day holding period and are viewed as a form of employee compensation.

     - To the extent acquired from the issuer, purchases effected upon the exercise of rights issued pro rata to holders of a class of Securities (e.g., acquisitions of Securities through stock dividends, dividend reinvestments, stock splits, etc.) are exempt from the sixty (60) day holding period.

     -    Managed Accounts are exempt from the sixty (60) day holding period.

(xviii) EXCESSIVE PERSONAL TRADING:

     Access Persons may not engage in excessive personal trading, as may be determined by the Chief Compliance Officer from time to time.

     Generally, excessive trading will be defined as more than 10 pre-cleared trades per quarter. Please note that if an Access Person has multiple Employee Related Accounts, a trade in the same Security (in the same direction) for more than one of those Employee

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

     Related Accounts will only count as one trade so long as the trade is pre-cleared at the same time and executed on the same date for all accounts participating in the trade.

     High volumes of personal trading may raise concerns that Access Persons' energies and interests are not aligned with client interests.

V.   PERSONAL TRADING PROCEDURES

A.   SUNGARD PERSONAL TRADING APPLICATION ("SUNGARD PTA")

HIMCO has implemented a pre-clearance and reporting application called SunGard PTA. SunGard PTA allows Compliance to perform comprehensive surveillance activities and allows each Supervised Person to document his or her compliance with this Code. Access Persons will be expected to use SunGard PTA for their personal trading activities.

B.   DESIGNATED BROKER-DEALERS

Requirement to Maintain Employee Related Accounts with Designated Broker-Dealers Except as otherwise provided herein, Access Persons must maintain all Employee Related Accounts with Designated Broker-Dealers. HIMCO maintains a list of Designated Broker-Dealers, which is available on SunGard PTA as well as on HIMCO's intranet site.

Exemptions

If an Access Person's spouse/domestic partner, or any other relative living in the Access Person's home, is employed in the financial services industry, they may be subject to a code of ethics (or its equivalent) adopted by their employer. To the extent that a spouse/domestic partner, or any other relative living in an Access Person's home, is subject to such a code and is by the terms thereof required to maintain personal brokerage accounts with broker-dealers who are not Designated Broker-Dealers, those personal brokerage accounts will be exempt from the requirement that all Employee Related Accounts be maintained with Designated Broker-Dealers.

Other exemptions include:

     - Direct Investments in Hartford-Sponsored Mutual Funds (see Section IV.B.(ii) above).

     - "Non-Hartford Sponsored Mutual Fund Only" Accounts (see Section IV.B.(iv) above).

     - Non-Hartford Sponsored Mutual Fund Direct Investments (see Section IV.B.(iv) above).

     -    Non-Hartford Plans (see Section IV.B.(v) above).

     - DRIPs in which a Beneficial Interest was acquired prior to the effective date of this Code (see Section IV.B.(vi) above).

     - Stock Certificates in which a Beneficial Interest was acquired prior to the effective date of this Code (see Section IV.B.(vii) above).

     -    Managed Accounts.


The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


                                       26

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(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

C. DUPLICATE CONFIRMATIONS AND ACCOUNT STATEMENTS

Access Persons must direct their brokers to provide duplicate copies of confirmations and account statements to Compliance for all Employee Related Accounts.

However, each Designated Broker-Dealer has agreed, to the extent that an executed "Disclosure and Consent Form" is delivered by or on behalf of the pertinent account holder, to provide Compliance with electronic confirmations and account statements for each Employee Related Account maintained with such Designated Broker-Dealer. This will satisfy the obligation to provide duplicate copies of confirmations and account statements for such Employee Related Accounts.

To that end, for all Employee Related Accounts maintained with Designated Broker-Dealers, an executed "Disclosure and Consent Form" (available on SunGard
PTA) must be executed and delivered by or on behalf of the account holder to Compliance. Certain account information is captured in SunGard PTA and Compliance will provide the Designated Broker-Dealer with Access Person and Employee Related Account information.

D. ACCOUNT IDENTIFICATION AND TERMINATED ACCOUNTS

Access Persons must notify Compliance within ten (10) business days of opening any new Employee Related Account by manually entering the following account information into SunGard PTA:

     -    Name of Broker/Broker code

     -    Account number

     -    Account type

     -    Name of account holder

     -    Date account opened

     -    Home address

Access Persons are responsible for ensuring that at all times Compliance has a current and accurate list of their Employee Related Accounts (including the timely removal of terminated or closed accounts).

Upon joining HIMCO, new Access Persons are required to disclose all of their Employee Related Accounts to Compliance and must carry out the instructions provided to conform such accounts, if necessary, to HIMCO's policies.

On an annual basis, all Access Persons will be asked to acknowledge and certify that they have disclosed all of their Employee Related Accounts to Compliance.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

Under no circumstance is an Access Person permitted to open or maintain any Employee Related Account that is undisclosed to Compliance.

VI. PRE-CLEARANCE

A. PRE-CLEARANCE REQUIREMENTS

All investment transactions in Securities in an Employee Related Account must be pre-cleared unless the investment transaction falls into one of the exempt pre-clearance categories listed in Section XVIII below (Summary of Personal Investment Transaction Rules).

An approval to trade is only valid on the day it is received (other than for Private Placements, as noted below). Except as noted below, an approval must be received for every transaction.

PLEASE SEE SECTION XVIII (SUMMARY OF PERSONAL INVESTMENT TRANSACTIONS RULES) FOR A DETAILED LIST OF PERSONAL INVESTMENT TRANSACTIONS WHICH ARE EXEMPTED FROM THE PRE-CLEARANCE REQUIREMENT, INCLUDING WITHOUT LIMITATION:

     - Regularly scheduled purchases of HIG Securities pursuant to the ESPP (but the initial election to participate in the plan is subject to pre-clearance) (see Section IV.B.(i) above).

     - Regularly scheduled purchases of Hartford Sponsored Mutual Funds pursuant to an automatic payroll deduction plan (but the initial election to participate in the plan is subject to pre-clearance) (see
          Section IV.B.(ii) above).

     - Regularly scheduled redemptions of Hartford Sponsored Mutual Funds pursuant to an automatic redemption plan (such as automated redemption of fund shares made from a 529 Plan) (but the initial election to participate in the plan is subject to pre-clearance) (see Section IV.B.(ii) above).

     - Investments in Hartford Sponsored Mutual Funds which are either money-market funds or short-term bond funds (see Section IV.B.(ii) above).

     - Investments in Non-Hartford Sponsored Mutual Funds (see Section IV.B.(iv) above).

     -    Non-Hartford Plans (see Section IV.B.(v) above).

     - Regularly scheduled purchases of Securities pursuant to DRIPs (but the initial election to participate in the plan is subject to pre-clearance) (see Section IV.B.(vi) above).

     -    Transactions in Managed Accounts.

B. PRE-CLEARANCE PROCEDURES

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


                                       28

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(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

Pre-clearance must be obtained by submitting a request to Compliance via SunGard PTA. No investment transaction subject to pre-clearance may be effected prior to receipt of written authorization of the transaction by Compliance. The authorization and the date of authorization will be reflected in the pre-clearance reply (which will be sent via e-mail and/or shown on the SunGard PTA system).

Access Persons are responsible for ensuring that a proposed transaction does not violate HIMCO's policies or applicable securities laws and regulations by virtue of the Access Person's responsibilities at HIMCO or the information that he or she may possess about the Securities' issuers.

Pre-clearance approvals are valid only for the day on which they are issued (other than for Private Placements, as noted below). Unless otherwise specified, authorization shall be effective until the earlier of: (1) the close of the business day on the day the authorization is given or (2) until an Access Person discovers that the information on the pre-clearance request form is no longer accurate.

For purposes of the ESPP and/or direct investments in Hartford Sponsored Mutual Funds, the effectiveness of a pre-clearance authorization is measured against the date on which irrevocable action to initiate the transaction is made (e.g., mailing a completed application or payment check, providing instructions on the www.hartfordinvestor.com website, making a phone call, etc.), and not necessarily the date on which the transaction is consummated.

For purposes of automatic salary deduction plans or automatic redemption plans, the effectiveness of a pre-clearance authorization will be measured against the date on which application documents are submitted to the plan administrator, and not the date on which the application is ultimately acted upon by the plan's administrator.

Pre-Clearance Factors Considered:

Before deciding whether to authorize an Access Person's request for an investment transaction in a particular Security, Compliance will consider certain factors including (but limited to): information reported in the pre-clearance questionnaire, the type of Security, prohibited transactions, the Access Person's code of ethics title, applicable holding periods, restricted Security lists, Advisory Account trade activity and pending orders.

Pre-Clearance Requests for Transactions in Non-U.S. Markets:

Any approvals for Non-U.S. Markets are valid until the next U.S. trading day which begins at 9:30am EST. Orders not executed overnight will require a new pre-clearance approval.

Pre-Clearance for Private Placements

Private Placements are subject to pre-clearance. Upon approval of the transaction, pre-clearance will remain in effect for a reasonable period thereafter, not to exceed 90 days (See Private Placements - Section IV.B.(ix) above.)

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

All Orders Given to Brokers Good For One Day

Other than Non-U.S. Markets (as per the above), each new request for pre-clearance must be submitted if an order is not filled by the close of business on the day the authorization is given. This means that all orders given to brokers are good for one day only and must be communicated to an Access Person's brokers as such.

NOTE: A BREACH OF THESE RULES MAY REQUIRE AN ACCESS PERSON TO REVERSE A TRADE. ALL LOSSES WILL BE THE OBLIGATION OF THE ACCESS PERSON AND PROFITS MAY BE DISGORGED.

Access Persons are responsible for all consequences resulting from cancelled employee trades that were not processed in accordance with this Code or any related policies adopted by The Hartford. Access Persons are personally responsible for ensuring that the proposed transaction does not violate HIMCO's policies or applicable securities laws and regulations by virtue of the Access Person's responsibilities or information he or she may possess about the Securities or their issuer.

VII. REPORTING AND CERTIFICATION REQUIREMENTS

Reporting requirements apply to all Access Persons for all Employee Related Accounts. The Chief Compliance Officer (or his/her designee) shall be responsible for reviewing all reports required under Section VII of this Code.

A. INITIAL PERSONAL SECURITIES ACCOUNTS AND HOLDINGS REPORT

SEC rules require that Access Persons disclose to Compliance, within 10 days of beginning employment with HIMCO, a schedule indicating their Employee Related Accounts and any Securities holdings in which they have a Beneficial Interest (in each case, that are required to be reported as described in this Code - see
Section XVIII below (Summary of Personal Investment Transaction Rules) for a detailed list of exemptions from the reporting requirement). The information provided must be current as of a date no more than 45 days prior to the date on which the person becomes an employee of HIMCO.

If no Employee Related Accounts and/or Securities are held, an Access Person must indicate this in the initial report. Access Persons must utilize SunGard PTA to complete their reporting obligations.

Access Persons who fail to file within the SEC's 10 calendar day deadline will, at a minimum, be prohibited from engaging in personal trading until the required filings are made. Failure may also give rise to other sanctions.

THE INITIAL REPORT OF EMPLOYEE RELATED ACCOUNTS

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


                                       30

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(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

The Initial Report of Employee Related Accounts shall include disclosure of the following information for each such account:

     -    Name of Broker/Broker code

     -    Account number

     -    Account type

     -    Name of account holder

     -    Date account opened

     -    Home address

THE INITIAL HOLDINGS REPORT

The initial holdings report must contain, at a minimum, the following information for each Security in which the Access Person has any Beneficial
Interest:

     -    Title and Type of Security

     -    Security identifier (CUSIP, Symbol, ISIN, RIC, Ticker)

     -    # of shares or principal amount

     -    Interest rate and maturity date

     -    Name of Broker/Broker code

     -    Account number

     -    As of date (date of last account statement)

as well as the date the Access Person submitted the report.

Employees of The Hartford that are transferring into HIMCO will need to disclose their The Hartford 401k funds, any deferred compensation, common shares of HIG Securities held in the ESPP, or any other accounts invested in Hartford Sponsored Mutual Funds.

B. QUARTERLY TRANSACTIONS REPORT

SEC rules require that a quarterly record of all executed personal securities transactions (that are required to be reported as described in this Code - see
Section XVIII below (Summary of Personal Investment Transaction Rules) for a detailed list of exemptions from the reporting requirement) be submitted by each Access Person within 30 calendar days after the end of each calendar quarter. To comply with these SEC rules, Access Persons must file a quarterly personal securities transaction report.

If no Securities were transacted, the Access Person must indicate this in the quarterly report.

Access Persons that fail to file within the SEC's 30 calendar day deadline will, at a minimum, be prohibited from engaging in personal trading until the required filings are made and may be subject to other sanctions.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).


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

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

At the end of each calendar quarter, Access Persons will receive an email from Compliance regarding their quarterly reporting obligations. Access Persons must utilize SunGard PTA to complete their reporting obligations.

     - Transactions executed during the quarter with a Designated Broker-Dealer will be displayed on the Access Person's reporting screen in SunGard PTA and must be affirmed if they are accurate. If not, the Access Person is responsible for modifying as appropriate.

     - Any transactions that are executed outside of a Designated Broker-Dealer will need to be entered manually into SunGard PTA by the Access Person.

     - It is anticipated that, at some future date, transactions in Hartford Sponsored Mutual Funds executed through such investment vehicles as The Hartford's 401k plan, The Hartford deferred compensation, Hartford 529 Plans, IRAs, variable annuity products, and direct investments in Hartford Sponsored Mutual Funds, as well as transactions in the ESPP, will be electronically sent to HIMCO or SunGard PTA. When such electronic feeds are in place, Access Persons will not be required to manually input their transactions for such investments into SunGard PTA, and will only be required to affirm that the transactions displayed on the Access Person's reporting screen in SunGard PTA are accurate (or to modify the transactions as appropriate).

          Until such electronic feeds are in place, however, Access Persons must manually enter their transactions into SunGard PTA. Compliance will alert Access Persons if electronic feeds become available.

As noted above, any transactions that are executed outside of a Designated Broker-Dealer and not captured electronically must be entered manually by Access Persons into SunGard PTA, and hard copy statements must be provided to Compliance within ten (10) business days of receipt by the Access Person. The data manually entered into SunGard PTA must contain, at a minimum, the following information for each transaction:

     -    Trade date

     -    Security name/title

     -    Security identifier (Symbol, CUSIP, Sedol, RIC Code, ISIN)

     -    Interest rate and maturity date

     -    Quantity (number of shares or principal amount)

     -    Transaction type

     -    Price

     -    Name of Broker/Broker code

     -    Account number

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

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(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

as well as the date the Access Person submitted the report.

In the event that an Access Person resigns or is terminated, he or she must provide Compliance copies of the quarterly statements for all of their Employee Related Accounts through the end of the quarterly period immediately following the date of their termination or resignation. Upon an Access Person's resignation or termination, Compliance will instruct such Access Person's Designated Broker-Dealer(s) to discontinue electronic feeds of account information within ninety (90) days of the date of resignation or termination.

C. ANNUAL REPORT OF ACCOUNTS AND HOLDINGS

Each Access Person is required to report, on an annual basis, a schedule indicating his or her Employee Related Accounts and any Securities holdings in which he or she has a Beneficial Interest (in each case, that are required to be reported as described in this Code - see Section XVIII below (Summary of Personal Investment Transaction Rules) for a detailed list of exemptions from the reporting requirement) as of December 31 of each year by the following February 14th. If no Employee Related Accounts or Securities are held, an Access Person must indicate this in their reports. Access Persons must utilize SunGard PTA to complete their reporting obligations.

All Employee Related Accounts maintained with a Designated Broker-Dealer will be displayed on the Access Person's reporting screen in SunGard PTA and must be affirmed if they are accurate. If not, the Access Person is responsible for modifying as appropriate. Any holdings that are not with a Designated Broker-Dealer will need to be entered manually into SunGard PTA by the Access Person.

Employee Related Accounts: Reports for Employee Related Accounts shall include disclosure of the following information for each such account:

     -    Broker name/Broker code

     -    Account number

     -    Account type

     -    Name of account holder

     -    Date account opened

     -    Home address

Annual Account Holdings: Reports must include the following:

     -    Title and Type of Security

     -    Security identifier (CUSIP, Symbol, ISIN, RIC, Ticker)

     -    # of shares or principal amount

     -    Interest rate and maturity date

     -    Name of Broker/Broker code

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

     -    Account number

     -    As of date (date of last account statement)

as well as the date the Access Person submitted the report.

Hartford-Related: It is anticipated that, at some future date, holdings in Hartford Sponsored Mutual Funds held through such investment vehicles as The Hartford's 401k plan, The Hartford deferred compensation, Hartford 529 Plans, IRAs, variable annuity products, and direct investments in Hartford Sponsored Mutual Funds, as well as holdings in the ESPP, will be electronically sent to HIMCO or SunGard PTA. When such electronic feeds are in place, Access Persons will not be required to manually input their holdings for such investments into SunGard PTA, and will only be required to affirm that the holdings displayed on the Access Person's reporting screen in SunGard PTA are accurate (or to modify the holdings as appropriate).

Until such electronic feeds are in place, however, Access Persons must manually enter their holdings into SunGard PTA. Compliance will alert Access Persons if electronic feeds become available.

Non-Hartford Related: In addition, all Non-Hartford Plans (e.g., non-Hartford 401k, 403b, 529 (systematic investment plans)) also must be disclosed annually. Access Persons must provide Compliance (via SunGard PTA) with annual disclosure of the account's existence. As long as the accounts hold only Non-Hartford Sponsored Mutual Funds, Access Persons will not be required to report the names of the funds or the dollar amount invested, and instead must simply report the existence of the account and the date established.

However, if a Non-Hartford Plan allows for the purchase of Hartford Sponsored Mutual Funds, then Access Persons will be required to provide Compliance with a copy of the quarterly statement for each such Non-Hartford Plan. Employees with a Beneficial Interest in such plans may also be subject to such additional reporting obligations as the Chief Compliance Officer may from time to time determine are necessary.

D. ACCOUNT IDENTIFICATION AND TERMINATION

As required under Section V.D. above, Access Persons must notify Compliance within ten (10) business days of opening any new Employee Related Account by manually entering the following account information into SunGard PTA:

     -    Name of Broker/Broker code

     -    Account number

     -    Account type

     -    Name of account holder

     -    Date account opened

     -    Home address

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

Access Persons are responsible for ensuring that at all times Compliance has a current and accurate list of their Employee Related Accounts (including the timely removal of terminated or closed accounts).

VIII. INITIAL AND ANNUAL CERTIFICATIONS AND ACKNOWLEDGMENTS

Employees are required to certify the following to Compliance (via SunGard PTA):
(a) initially, upon commencement of employment with HIMCO (within no more than 10 days after the Employee's start date); (b) annually (by no later than February 14th of each year); and (c) as from time to time requested by Compliance (such as in connection with an amendment to this Code):

(i)  that they have received, read and understood this Code of Ethics;

(ii) that, if they are categorized as Access Persons for purposes of this Code, they have disclosed all Employee Related Accounts to Compliance (and that, if they have no Employee Related Accounts, they have attested to that fact);

(iii) that they have received, read and understood HIMCO's Receipt and Use of Confidential and Material Non-Public Inside Information Policy & Procedures;

(iv) that they have completed an annual Employee Disclosure Form (available on SunGard PTA);

(v) that they have completed an Outside Business Interest Disclosure Form (available on SunGard PTA) and, in completing such form, they have outlined any real, apparent or potential conflicts of interest contrary to the spirit of this Code of Ethics;

(vi) that they have completed the Political Contribution Disclosure Form (available on SunGard PTA) and that, if no political contributions were made, they attested to that in the form;

(vii) that they have received, read and understood HIMCO's Gift and Business Entertainment Policy & Procedures;

(viii) that they have either (a) attended initial Compliance training (in the case of an initial certification) or (b) attended Employee Compliance training during the year identified in the certification (in the case of an annual certification); and

(ix) that they have disclosed whether any of their immediate family members (their spouse/domestic partner, or any of their parents, siblings or children) hold positions as directors or executive officers of any public company. Compliance may place limitations on an Access Person's investment activities in the event an Access Person's immediate

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

     family member holds such a position. Current SEC expectations require HIMCO to collect such data.

IX. OUTSIDE BUSINESS ACTIVITIES, GIFT AND ENTERTAINMENT, POLITICAL CONTRIBUTIONS

A. OUTSIDE BUSINESS ACTIVITIES

HIMCO expects its Employees to devote their full attention to the business of HIMCO. In addition, no one may make use of their position as an Employee, make use of information acquired during employment, or make personal investments in a manner that may create a conflict, or the appearance of a conflict, between the Employee's personal interests and the interests of HIMCO or its clients.

Outside Business Affiliations are defined as affiliations outside of your employment with HIMCO for which you may or may not receive compensation (for example, money, gifts, stock, etc.), including employment with an unaffiliated public or private company (regardless of compensation), or a board, trustee, or committee position with a public, private, non-profit organization or advisory council. Outside Business Affiliations do not include volunteer work where an employee participates but does not hold a formal position.

An Employee must obtain the written approval of the Chief Compliance Officer (or his/her designee) prior to an Employee personally:

(i) Serving as a director, officer, general partner or trustee of, or as a consultant to, or holding any committee position with, any business, corporation or partnership, including family-owned businesses and charitable, non-profit and political organizations.

     Such a determination will be based on whether or not the activities are consistent with the interests of HIMCO and its clients.

     Employees serving as directors will not be permitted to participate in the process of making investment decisions on behalf of clients which involve the subject company and are generally prohibited from trading in Securities issued by the company on whose board they sit. Specific reference is made to HIMCO's Receipt and Use of Confidential and Material Non-Public Inside Information Policy & Procedures, which is accessible on the HIMCO intranet and which applies to client transactions as well as to personal transactions. Individuals serving on a board of directors will periodically present updates on such information to the Chief Compliance Officer (or his/her designee) for review and approval.

(ii) Forming or participating in any stockholders' or creditors' committee (other than on behalf of HIMCO or an Advisory Account) that purports to represent security holders or claimants in connection with a bankruptcy or distressed situation or in making demands for changes in the management or policies of any company, or becoming actively

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

     involved in a proxy contest (for the avoidance of doubt, this provision is not intended to preclude an Employee from filing a proof of claim in a class action lawsuit).

(iii) Making any monetary investment in any non-publicly traded business, corporation or partnership, including passive investments in private companies (for the avoidance of doubt, this provision is not intended to encompass a purchase of shares in a residential cooperative).

(iv) Receiving compensation of any nature, directly or indirectly, from any person, firm, corporation, estate, trust or association, other than from HIMCO, whether as a fee, commission, bonus or other consideration such as stock, options or warrants, except for serving as administrator of a friend's or family member's estate.

EMPLOYEES MUST REPORT ANY OUTSIDE BUSINESS ACTIVITY TO COMPLIANCE.

In addition, Employees must immediately notify Compliance to the extent that they participate, either as a plaintiff, defendant or witness, in any commercial or securities litigation or arbitration (this provision is not intended to encompass personal litigation, such as personal injury litigation).

B. GIFTS AND ENTERTAINMENT

Employees may not accept or provide gifts, travel or entertainment that would create or appear to create a conflict with the interests of HIMCO's clients or have a detrimental impact on HIMCO's reputation.

Accepting or providing gifts and entertainment must be in accordance with HIMCO's Gift and Business Entertainment Policy & Procedures. Employees are required to report Gifts and Entertainment on HIMCO's Gift and Reporting System at http://himcoweb/gifts/ .

C. RULES FOR DEALING WITH GOVERNMENTAL OFFICIALS AND POLITICAL CONTRIBUTIONS

Neither HIMCO nor any Employees may make any political contributions that intentionally or unintentionally may have the perceived effect of influencing whether a government entity, official, or candidate (1) hires or retains HIMCO or an affiliate as investment adviser; (2) invests or maintains an investment in any fund advised or subadvised by HIMCO or an affiliate; or (3) influences HIMCO's access to or allocation of securities issued by that governmental entity.

Employees are permitted to make personal political contributions to the Hartford Advocates Fund, the PAC established by The Hartford. From time to time, and at least annually, Employees must disclose their personal political contributions made to candidates within certain states.

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

X. REQUESTS FOR PERSONAL TRADING EXEMPTIONS

A. GENERAL REQUESTS

The Chief Compliance Officer (or his/her designee) can grant exemptions from the personal trading restrictions in this Code on a case-by-case basis as long as no abuse or potential abuse is involved. The decision may be based on a determination that a hardship exists and the transaction for which an exemption is requested would not result in a conflict with our clients' interests or violate any other policy embodied in this Code. In all transactions involving such requests, Access Persons should, however, conform to the spirit of this Code and avoid any activity which might appear to conflict with the interests of HIMCO's clients or with the Access Person's position within HIMCO.

Other factors that may be considered include:

     - The size and holding period of the Access Person's position in the Security,

     -    The market capitalization of the issuer,

     -    The liquidity of the Security,

     - The amount and timing of client trading in the same or a related Security, and

     - Other factors, including the underlying reason for the Access Person's request.

Any Access Person seeking an exemption should submit a written request to the Chief Compliance Officer (or his/her designee) setting forth the provision of this Code from which an exemption is sought, the nature of the hardship along with any pertinent facts and reasons why the Access Person believes that the exemption should be granted. Access Persons are cautioned that exemptions are intended to be exceptions, and repetitive requests for exemptions by an Access Person are not likely to be granted.

Records of the approval or exemptions and the reasons for granting exemptions will be maintained by the Compliance Department.

XI. INITIAL AND ANNUAL COMPLIANCE TRAINING

Within 10 days of joining HIMCO, all new Employees (including Employees joining HIMCO from other affiliated companies of The Hartford) must attend Compliance training. The training includes a discussion of this Code's requirements. On an annual basis, all Employees are required to participate in annual Compliance training. The annual training session also includes a section on this Code's requirements.

XII. INTERPRETATION OF THIS CODE

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

Questions regarding the interpretation of this Code, or questions related to specific situations, should be directed to the Chief Compliance Officer (or his/her designee). The Chief Compliance Officer shall have the right to make final and binding interpretations of this Code.

Any questions regarding the applicability, meaning or administration of this Code shall be referred in advance of any contemplated transaction to the Chief Compliance Officer (or his/her designee).

A. CONFIDENTIALITY, REVIEW OF INFORMATION AND REPORTS

All information and reports filed in accordance with this Code will be maintained and, subject to the following, kept confidential by the Compliance Department. Information and reports will be reviewed by the Chief Compliance Officer (or his/her designee). HIMCO may request other reports and certifications from Supervised Persons, Access Persons and Investment Persons as may be deemed necessary to comply with applicable regulations and industry best practices. In addition, certain information and reports will be shared with third parties (such as SunGard) as required in connection with the administration of this Code, and may be made available to HIMCO's auditors and legal advisors, governmental and securities industry agencies with regulatory authority over HIMCO, and to other third parties as required under applicable law or regulation. In addition, in some cases general information regarding the extent of personal trading of individuals associated with an Advisory Account (but not personally identifiable information) may be made available to a client.

XIII. THE INVESTMENT LAW GROUP WILL MONITOR THE PERSONAL TRADING ACTIVITIES OF THE COMPLIANCE DEPARTMENT PERSONNEL

Each quarter the Chief Compliance Officer (or his/her designee) will meet with the Chief Legal Officer (or his/her designee) to review the certifications, personal trading transactions, and holdings of the Compliance Department employees.

XIV. VIOLATIONS OF THIS CODE OF ETHICS AND SANCTIONS

Compliance with this Code is expected and violations of its provisions are taken seriously. Employees must recognize that compliance with this Code is a condition of employment with HIMCO and a serious violation of this Code or related policies may result in dismissal.

Because many provisions of this Code also reflect provisions of the U.S. securities laws, Employees should be aware that violations could lead to regulatory enforcement action resulting in suspension or expulsion from the securities business, fines and penalties, and imprisonment.

The Compliance Department is responsible for monitoring compliance with this Code. Upon the discovery of a violation of this Code, the Chief Compliance Officer will be notified. The CCO must review all violations of the Code and oversee any appropriate investigations and subsequent response. Violations of this Code and any sanctions imposed are reported periodically by the

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

Chief Compliance Officer to the HIMCO Risk Committee, the President of HIMCO and the Director of Compliance of The Hartford.

Sanctions may include a letter of reprimand, fines, compelled sales, forfeiture of profits, bonus reduction, suspension of trading privileges, as well as suspension or termination of employment, or any other penalty deemed appropriate. Violations and suspected violations of civil and criminal laws may be reported to the appropriate regulatory agencies, criminal law authorities, or both, as HIMCO determines appropriate in its discretion.

IF AN EMPLOYEE BECOMES AWARE OF A VIOLATION OF THIS CODE OF ETHICS OR A VIOLATION OF APPLICABLE LAW, THEY HAVE AN OBLIGATION TO REPORT THE MATTER PROMPTLY TO THE CHIEF COMPLIANCE OFFICER.

XV. RECORDKEEPING

Beginning on the effective date of this Code, HIMCO will maintain the following records, which shall be available to the SEC or any representative of the SEC at any time and from time to time for reasonable periodic, special or other examination, and shall be retained for a period of not less than five (5) years after the end of the fiscal year in which the report was made or the information was provided (the first two of which shall be in an easily accessible place at HIMCO's principal office):

(i) A copy of this Code and of each predecessor of this Code that was in effect at any time within the previous five (5) years;

(ii) A record of any violation of this Code, and of any action taken as a result of the violation;

(iii) Copies of all written acknowledgements of receipt of this Code for each Access Person who is currently, or who was within the past five years, an Access Person;

(iv) A copy of each report made by an Access Person pursuant to this Code, including any Duplicate Broker Report submitted on behalf of that Access Person;

(v) A list of the names of all persons who are currently, or within the past five (5) years were, Access Persons and/or otherwise required to make reports pursuant to this Code and the names of all persons who are or were responsible for reviewing the reports of those Access Persons, together with a list of all Investment Personnel and Supervised Persons for the same period;

(vi) A copy of each report given to any Mutual Fund Board of an Advisory Client;

(vii) A copy of each report given to the Director of Compliance of The Hartford;

(viii) A waiver and exception log; and

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

(ix) A record of any decision, and the reasons supporting the decision, to approve the acquisition by an Access Person of a beneficial ownership interest in any Security in an Initial Public Offering or in a Private Placement.

XVI. RELATED POLICIES AND PROCEDURES

Receipt and Use of Confidential and Material Non-Public Inside Information Policy & Procedures

Gifts and Business Entertainment Policy & Procedures

Privacy Policy & Procedures

Portfolio Holdings Disclosure Policy & Procedures

XVII.    REGULATORY AUTHORITY

Investment Advisers Act of 1940, Rule 204A-1
Investment Company Act of 1940, Rule 17j-1

XVIII.     SUMMARY OF PERSONAL INVESTMENT TRANSACTIONS RULES

                            SUBJECT TO                                         SUBJECT TO
                            DISCLOSING    INITIAL      ANNUAL                   QUARTERLY                  BLACK OUT
                              ACCOUNT    HOLDINGS     HOLDINGS    SUBJECT TO    REPORTING      60-DAY       PERIOD       REQUIRES
                              WITHIN     REPORTING   REPORTING      PRE-           OF         HOLDING     (AP 1 DAY)    DESIGNATED
        SECURITY              10 DAYS    REQUIRED     REQUIRED    CLEARANCE   TRANSACTIONS     PERIOD     (IP 14 DAY)     BROKER
        --------            ----------  ----------  -----------  -----------  ------------  -----------  ------------  -----------
EQUITY SECURITIES

Stocks                      Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes
(Common and Preferred)

The Hartford Employee       Yes         Yes         Yes          Yes          No, unless    Yes (From    Yes           Yes
Stock Purchase Plan                                              (Initial     Directed      Date of      (Directed     Note:
(ESPP)                                                           set up)      Sales         Last         Sales)        Through
                                                                 Yes                        Purchase)    No            Hartford's
                                                                 (Directed                  Note:        (Automated    benefits
                                                                 Sales)                     Allow 1      Plan)         provider,
                                                                 No                         sale per     Note:         Fidelity
                                                                 (Automated                 quarter      Subject to
                                                                 Plans)                     w/o          The
                                                                                            holding      Hartford's
                                                                                            period       Blackout
                                                                                                         rules

Depository Receipts         Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes

Warrants (Public or         Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes
Private)

Rights (Public or           Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes
Private)

Corporate Actions           Yes         Yes         Yes          No           Yes           No           No            Yes
To the extent acquired
from the issuer,
purchases affected upon
the exercise of rights
issued pro rata to all
the holders of a class
of Securities
(acquisitions of
securities through stock

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

                            SUBJECT TO                                         SUBJECT TO
                            DISCLOSING    INITIAL      ANNUAL                   QUARTERLY                  BLACK OUT
                              ACCOUNT    HOLDINGS     HOLDINGS    SUBJECT TO    REPORTING      60-DAY       PERIOD       REQUIRES
                              WITHIN     REPORTING   REPORTING      PRE-           OF         HOLDING     (AP 1 DAY)    DESIGNATED
        SECURITY              10 DAYS    REQUIRED     REQUIRED    CLEARANCE   TRANSACTIONS     PERIOD     (IP 14 DAY)     BROKER
        --------            ----------  ----------  -----------  -----------  ------------  -----------  ------------  -----------
dividends, dividend
reinvestment, stock
splits, etc.)

ETFS

Compliance Approved List    Yes         Yes         Yes          Yes          Yes           No           No            Yes
of ETF's

Not on Compliance List      Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes
of ETF's

BONDS

Purchases and sales of      No          No          No           No           No            No           No            No
U.S. Government bonds
that are direct
obligations of the U.S.
Treasury;

High quality short-term     No          No          No           No           No            No           No            No
debt instruments,
including bankers
acceptances, bank
certificates of deposit,
commercial paper, money
market securities and
repurchase agreements;

U.S. Government AGENCY      Yes         Yes         Yes          Yes          Yes           Yes          No            Yes
Bonds and Notes
(Not Guaranteed by the
U.S. Treasury)

Corporate Bonds & Notes     Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes

Municipal Bonds & Notes     Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes

Convertible Bonds           Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes

Mortgage Backed             Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes
Securities

Asset Backed Securities     Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes

Structured Notes            Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes

Private Placements          Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes

Non U.S. Government Debt    Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes
Security

CROSS TRADES

CROSS TRADES                Prohibited  Prohibited  Prohibited   Prohibited   Prohibited    Prohibited   Prohibited    Prohibited

SHORT SALES

Permitted Currencies        Yes         Yes         Yes          Yes          Yes           No           No            Yes
(AUD, CAD, CHF, EUR,
GBP, JPY)

ETF's on Compliance list    Yes         Yes         Yes          Yes          Yes           No           No            Yes

Indices on Compliance       Yes         Yes         Yes          Yes          Yes           No           No            Yes
list (and Futures and
Options thereon)

All other Short Sales       Prohibited  Prohibited  Prohibited   Prohibited   Prohibited    Prohibited   Prohibited    Prohibited

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

                            SUBJECT TO                                         SUBJECT TO
                            DISCLOSING    INITIAL      ANNUAL                   QUARTERLY                  BLACK OUT
                              ACCOUNT    HOLDINGS     HOLDINGS    SUBJECT TO    REPORTING      60-DAY       PERIOD       REQUIRES
                              WITHIN     REPORTING   REPORTING      PRE-           OF         HOLDING     (AP 1 DAY)    DESIGNATED
        SECURITY              10 DAYS    REQUIRED     REQUIRED    CLEARANCE   TRANSACTIONS     PERIOD     (IP 14 DAY)     BROKER
        --------            ----------  ----------  -----------  -----------  ------------  -----------  ------------  -----------
(including buying puts
or selling calls)

OPTIONS, FUTURES, AND
FOREIGN EXCHANGE

Options or Futures on       Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes
specific Securities

Options or Futures on       Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes
ETF's and Indices not on
Compliance approved list

Options or Futures on       Yes         Yes         Yes          Yes          Yes           No           No            Yes
ETF's and Indices on
Compliance approved list
ETF list

Permitted Currencies        Yes         Yes         Yes          Yes          Yes           No           No            Yes
(AUD, CAD, CHF, EUR,
GBP, JPY)

All other currencies        Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes

PRIVATE INVESTMENTS

Private Placements          Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes

DIRECT WITH ISSUER

Dividend Reinvestment       Yes         Yes         Yes          Yes, for     Yes, for      Yes, for     Yes, for      Yes
Plans (DRIPS)                                                    initial      Directed      Directed     Directed      Note:
                                                                 set up       Trades        Trades       Trades        Accounts
                                                                 and                                                   in
                                                                 Directed                                              existence
                                                                 Trades                                                as of
                                                                 only                                                  12/31/2007
                                                                                                                       will not
                                                                                                                       need to
                                                                                                                       move to a
                                                                                                                       designated
                                                                                                                       BD.

STOCK CERTIFICATES          Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes
                                                                                                                       Note:
                                                                                                                       Accounts
                                                                                                                       in
                                                                                                                       existence
                                                                                                                       as of
                                                                                                                       12/31/2007
                                                                                                                       will not
                                                                                                                       need to
                                                                                                                       move to a
                                                                                                                       designated
                                                                                                                       BD.

MANAGED ACCOUNTS

MANAGED ACCOUNTS:           Yes         Yes         Yes          No           Yes           No           No            No
Transactions effected in
any account in which the
employee has no direct
or indirect influence or
control (i.e.
non-discretionary,
managed accounts);
Accounts managed under
the exclusive direction
of an outside money
manager;

INITIAL PUBLIC OFFERINGS

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

(HARTFORD (TM) LOGO)
INVESTMENT MANAGEMENT                                             Code of Ethics
--------------------------------------------------------------------------------

                            SUBJECT TO                                         SUBJECT TO
                            DISCLOSING    INITIAL      ANNUAL                   QUARTERLY                  BLACK OUT
                              ACCOUNT    HOLDINGS     HOLDINGS    SUBJECT TO    REPORTING      60-DAY       PERIOD       REQUIRES
                              WITHIN     REPORTING   REPORTING      PRE-           OF         HOLDING     (AP 1 DAY)    DESIGNATED
        SECURITY              10 DAYS    REQUIRED     REQUIRED    CLEARANCE   TRANSACTIONS     PERIOD     (IP 14 DAY)     BROKER
        --------            ----------  ----------  -----------  -----------  ------------  -----------  ------------  -----------
(IPO)

IPOS                        Prohibited  Prohibited  Prohibited   Prohibited   Prohibited    Prohibited   Prohibited    Prohibited

CLOSED END MUTUAL FUNDS

Non-Hartford Sponsored      Yes         Yes         Yes          Yes          Yes           Yes          Yes           Yes
Closed-End Funds

Hartford Closed-End         Prohibited  Prohibited  Prohibited   Prohibited   Prohibited    Prohibited   Prohibited    Prohibited
Funds (Currently
Hartford Income Shares
Closed End Fund and
Montgomery Street Income
Shares Fund)

NON-HARTFORD SPONSORED
REGULATED FUNDS

Non-Hartford Sponsored      Yes         Yes         Yes          No           No            No           No            Yes
Mutual Funds
(irrespective of vehicle
and account allows
purchase of other
Securities)

Non-Hartford Sponsored      Yes         No          No           No           No            No           No            No
Mutual Fund Direct
Investments

Non-Hartford Sponsored      Yes         No          No           No           No            No           No            No
Mutual Fund Only
Employee Related Account

Non-Hartford Plans          Yes         No          No           No           No, as        No           No            No
(Sponsored 401k, 403(b),                                                      long as
529, and Non-Hartford                                                         account
ESPP)                                                                         does  not
                                                                              allow
                                                                              purchase
                                                                              of
                                                                              Hartford
                                                                              Sponsored
                                                                              Mutual
                                                                              Funds
                                                                              (Quarterly
                                                                              stmt would
                                                                              be
                                                                              required)

HARTFORD SPONSORED
MUTUAL FUNDS (SUBJECT TO
THE PLAN PROSPECTUS
REQUIREMENTS);

Direct investments in       Yes         Yes         Yes          No           Yes           No           No            No
Money Market Funds or                                                         Note:
equivalent (eg. Short                                                         Must
Term Bond Funds)                                                              manually
                                                                              enter into
                                                                              PTA until
                                                                              electronic
                                                                              feeds are
                                                                              available

IRA, 401k Plan , 529        Yes         Yes         Yes          Yes          Yes           Yes (From    No            Yes
Plans, Deferred                                                  (Initial     Note:         Date of                    Note:
Compensation, Variable                                           set up)      Must          Last                       Through
Annuity and Life Products                                        Yes          manually      Purchase)                  Hartford's
                                                                 (Directed    enter into                               benefits
                                                                 Sales)       PTA until                                provider,
                                                                              electronic                               Fidelity
                                                                              feeds are
                                                                              available

The information contained herein is the property of Hartford Investment Management Company and may not be copied, used, or disclosed in whole or in part, stored in a retrieval system or transmitted in any form or by any means (electronic, mechanical, reprographic, recording, or otherwise) outside of Hartford Investment Management Company without written prior permission of the Chief Compliance Officer (or his/her designee).

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